UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 25, 2007

TELOS CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-8443	52-0880974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

19886 Ashburn Road, Ashburn, Virginia	20147-2358
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 724-3800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) As previously disclosed in the Current Report on Form 8-K filed by Telos Corporation (the “Company”) on July 13, 2007 (the “Form 8-K”), Goodman & Company, L.L.P. (“Goodman”) notified the Company on July 9, 2007 that Goodman would resign as the Company’s independent accountant effective July 24, 2007. A copy of the letter from Goodman to the Securities and Exchange Commission dated July 25, 2007 indicating that Goodman agrees with the statements made by the Company concerning Goodman in the Form 8-K is filed as Exhibit 16.1 to this Form 8-K/A and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is furnished as part of this report.

16.1	Letter from Goodman & Company, L.L.P. dated July 25, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOS CORPORATION

Date: July 27, 2007	By:	/s/ Michele Nakazawa
Michele Nakazawa
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
16.1	Letter from Goodman & Company, L.L.P. dated July 25, 2007